UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2007 (April 4, 2007)

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
9790 Gateway Drive Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 4, 2007, Employers Holdings, Inc. (the “Company”) received notice from the second judicial district court of the State of Nevada of the entry of an order (the “Order”) dismissing with prejudice the previously disclosed qui tam action pending against Employers Insurance Company of Nevada, the Company’s Nevada domiciled insurance subsidiary. Both the plaintiff and the Company consented to the dismissal, which fully and finally resolves the litigation between the parties. The Order is effective immediately and is not subject to appeal. The Company did not make any settlement payments to the plaintiff in connection with the entry of the Order.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel
Dated:	April 5, 2007